                                                                   Exhibit 10.48

                                                                  EXECUTION COPY

                     AMENDMENT NO. 7 TO CREDIT AGREEMENT AND
                              FORBEARANCE AGREEMENT

         AMENDMENT dated as of March 10, 2000 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of February 28, 1999 and amended as of May 31, 1999, September 14, 1999, November 15, 1999, December 10, 1999, January 10, 2000 and January 20, 2000 (as amended, the "CREDIT AGREEMENT") among LAROCHE INDUSTRIES INC. (the "BORROWER"), the LENDERS party thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT"), and FORBEARANCE AGREEMENT among the parties to the Credit Agreement (the "FORBEARANCE AGREEMENT").

                                   WITNESSETH:

         A. WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to the Credit Agreement;

         B. WHEREAS, as of March 10, 2000, certain Events of Default (as defined below, the "SPECIFIED DEFAULTS") have occurred or are expected to occur under the Credit Agreement; and

         C. WHEREAS, the Administrative Agent and the Lenders have agreed to forbear from exercising certain default-related remedies against the Borrower under the Loan Documents on account of the Specified Defaults for a limited period of time and upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after Amendment No. 7 Effective Date (defined below), refer to the Credit Agreement as amended hereby.

         SECTION 2. SECTION 1.01. Section 1.01 of the Credit Agreement is amended:

          (a) by amending the definition of "APPLICABLE RATE" by replacing the table set forth therein in its entirety with the following table:

==========================================================================================================================
                                                                       ABR       EUROCURRENCY  LETTER OF CREDIT COMMITMENT
     APPLICABLE LEVERAGE RATIO:                                       SPREAD         SPREAD        FEE RATE       FEE RATE
--------------------------------------------------------------------------------------------------------------------------
Less than or equal to 2.00 TO 1                                       3.00%          4.50%          1.25%          .750%
--------------------------------------------------------------------------------------------------------------------------
Greater than 2.00 TO 1 AND Less than or equal to 2.50 TO 1            3.00%          4.50%          1.50%         .8125%
--------------------------------------------------------------------------------------------------------------------------
Greater than 2.50 TO 1 AND Less than or equal to 3.00 TO 1            3.00%          4.50%          1.75%          .875%
--------------------------------------------------------------------------------------------------------------------------
Greater than 3.00 TO 1 AND Less than or equal to 3.50 TO 1            3.00%          4.50%          2.00%         .9375%
--------------------------------------------------------------------------------------------------------------------------
Greater than 3.50 TO 1                                                3.00%          4.50%          3.25%          1.00%
==========================================================================================================================

          (b) by amending the definition of "INTEREST PAYMENT DATE" to read in full as follows:

                  "INTEREST PAYMENT DATE" means (a) with respect to any ABR Loan, the last Business Day of each week and (b) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

and

          (c) by inserting therein in appropriate alphabetical order the following defined terms:

                  "AMENDMENT NO. 7" means Amendment No. 7 to the
         Credit Agreement and Forbearance Agreement dated March 10, 2000, providing, among other things, for amendments to this Agreement.

                  "AMENDMENT NO. 7 EFFECTIVE DATE" means the date of effectiveness of Amendment No. 7.

         SECTION 3. SECTION 2.03. Section 2.03 of the Credit Agreement is hereby amended by inserting the following paragraph at the conclusion thereof:

                  Notwithstanding the foregoing paragraph, from and after the Amendment No. 7 Effective Date, the Borrower may only request an ABR Revolving Borrowing. Each Borrowing Request shall be deemed to be for an ABR Revolving Borrowing and such Borrowing Request need only specify the information required by clauses (i), (ii) and (vi) of the foregoing paragraph.

         SECTION 4. SECTION 2.06. Section 2.06 of the Credit Agreement is amended by adding the following paragraph (f) at the end thereof.

                  (f) Notwithstanding the foregoing paragraphs, from and after the Amendment No. 7 Effective Date, all Borrowings that are not ABR Borrowings shall be converted automatically to ABR Borrowings at the end of the Interest Period for each such Borrowing in effect on the Amendment No. 7 Effective Date.

         SECTION 5. SECTION 2.11. Paragraphs (a) and (b) of Section 2.11 are hereby amended to delete the phrase "the last day of March, June, September and December of each year" in the second sentence of each such subsection and to substitute therefor the phrase "each Interest Payment Date".

         SECTION 6. SECTION 2.12. (a) Section 2.12(c) of the Credit Agreement is hereby restated to read in full as follows:

                  Notwithstanding the foregoing, except as expressly provided in Amendment No. 7, if a Default occurs and is continuing, then, so long as it is continuing, the principal of and interest on all Loans, and all other amounts owing hereunder, shall bear interest, payable daily, each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to ABR Loans for such day, compounded daily.

         (b) Section 2.12(d) of the Credit Agreement is amended (i) by deleting the phrase "for such loan" in the first sentence thereof and (ii) by amending subsection (iii) thereof to read in its entirety as follows: "(iii) in the event of any conversion of any Eurocurrency Loan, accrued interest on such Loan shall also be payable on the effective date of such conversion."

         SECTION 7. SECTION 5.01. Section 5.01 of the Credit Agreement is hereby amended to:

          (i)   delete the word "and" at the end of clause (o) thereof;

         (ii) delete the period at the end of clause (p) thereof and substitute therefor "; and"; and

        (iii) add a new subsection (q) at the end thereof to read in full as follows:

                           (q) on or prior to the tenth day after the end of
                  each calendar month, a certificate of a Financial Officer setting forth the Borrower Consolidated EBITDA for such month.

         SECTION 8. SECTION 6.15. The Credit Agreement is hereby amended to add a new Section 6.15 to read in full as follows:

                  Section 6.15. BORROWER CONSOLIDATED EBITDA. Borrower Consolidated EBITDA for any calendar month shall not be less than the amount set forth opposite such month below:

                           March 2000                $2,000,000
                           April 2000                $2,000,000
                           May 2000                  $2,000,000
                           June 2000                 $1,500,000

         SECTION 9. SECTION 9.03. Section 9.03(a) of the Credit Agreement is hereby amended to add the following sentence at the end thereof:

         Without limiting the generality of the foregoing, if the Administrative Agent, directly or through counsel, engages a financial advisor, the Borrower will advance to the Administrative Agent or such financial advisor a reasonable retainer in respect of such engagement, pay the fees and expenses of such financial advisor when due, and agree to indemnify such financial advisor on usual and customary terms.

         SECTION 10. CONFIRMATION BY BORROWER OF OBLIGATIONS AND SPECIFIED DEFAULTS.

          (a) The Borrower acknowledges and agrees that the aggregate principal amount of the outstanding Loans and the LC Exposure under the Credit Agreement as of the date hereof, and the aggregate accrued and unpaid interest on the Loans through March 10, 2000 (after giving effect to the payments made on, but prior to any borrowings on, such date) are as follows:

         Revolving Loans                                      $79,500,000

         Term Loans                                           $26,979,166.66

         LC Exposure                                          $5,279,617.86

         Accrued and unpaid interest on the Loans through
         March 10, 2000 (after giving effect to the
         interest payment received from the Borrower
         on March 10, 2000)                                   $1,444,961.34

The foregoing amounts do not include unpaid interest, fees, expenses and other amounts (other than accrued and unpaid interest on the Loans through March 10, 2000) that are chargeable or otherwise reimbursable under the Loan Documents. The Borrower agrees and acknowledges that it has no right of offset, defense or counterclaim with respect to any of the foregoing obligations.

          (b) The Borrower agrees and acknowledges that Events of Default under clauses (a), (d) and (f) of Article VII of the Credit Agreement, including, without limitation, (i) the failure to pay principal of Loans on March 10, 2000 pursuant to Section 2.09(b)(iii)(y) of the Credit Agreement as a result of the reduction of the Borrowing Base on such date, (ii) the failure of the Borrower to comply with the financial covenants set forth in Sections 6.12, 6.13 and 6.14 at the last day of the fiscal quarter ended February 29, 2000 and (iii) the failure of the Borrower to make a payment of interest in respect of Material Indebtedness that is due on March 15, 2000 (collectively, the "SPECIFIED DEFAULTS") constitute material Events of Default that have occurred and are continuing or are expected to occur on or before March 15, 2000.

         SECTION 11.  FORBEARANCE.

          (a) The Administrative Agent and the Lenders agree that until the expiration of the Forbearance Period (as hereinafter defined), the Administrative Agent and the Lenders will temporarily forbear from the exercise of their default-related remedies against the Borrower solely to the extent the availability of such remedies arises exclusively from the Specified Defaults; PROVIDED that the Borrower shall comply during the Forbearance Period with all limitations, restrictions or prohibitions that would otherwise be effective or applicable under any of the Loan Documents during the continuance of any Default or Event of Default.

          (b) As used herein, "FORBEARANCE PERIOD" means the period beginning on the date hereof and ending on the earliest to occur of (any such occurrence being a "TERMINATION EVENT"):

          (i) April 10, 2000, unless by such date the Borrower shall have (A) secured a withdrawal of the lien notice dated as of August 17, 1999 submitted to the Administrative Agent by IMC Global on or about such date and (B) granted to the Administrative Agent a valid and perfected pledge of the "SUBSIDIARY NOTES" as part of the Collateral. For purposes of this subsection, Subsidiary Notes shall mean promissory notes from each of LII Europe GmbH and LII Europe S.A.R.L. payable to and delivered to the Borrower evidencing the amounts owed by such Subsidiaries to the Borrower and, to the extent permitted by the law of the jurisdictions of such Subsidiaries, secured by material assets owned by such Subsidiaries;

         (ii)   June 9, 2000;

        (iii) the occurrence of any Default other than a Specified Default;

         (iv) the failure of the Borrower to perform the covenants and agreements contained in this Amendment and Forbearance Agreement in accordance with their terms;

          (v) the commencement by any holder of Indebtedness of the Borrower (or by any indenture trustee or agent therefor) of the exercise of any remedy or the taking by any such party of any other action in furtherance of collection or enforcement of any claim or Lien against the Borrower or any of its assets; or

         (vi) the time as of which the Borrower receives a Forbearance Termination Notice (as defined below).

As used herein, "FORBEARANCE TERMINATION NOTICE" means a written notice from the Required Lenders (in their sole discretion), advising the Borrower that the forbearance granted in this Agreement has been rescinded.

          (c) Upon a Termination Event, the agreement of the Administrative Agent and the Lenders hereunder to forbear from exercising their default-related remedies shall immediately terminate without the requirement of any demand, presentment, protest or notice of any kind, all of which the Borrower waives. The Borrower agrees that the Administrative Agent and the Lenders may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Loan Documents and/or applicable law, including, without limitation, their respective rights and remedies in connection with any or all of the Defaults, including, without limitation, the Specified Defaults.

          (d) Any agreement to extend the Forbearance Period must be set forth in writing and signed by the Administrative Agent and the Required Lenders.

          (e) Execution of this Agreement constitutes a request by the Required Lenders that the Administrative Agent act in accordance with its terms.

          (f) THE BORROWER ACKNOWLEDGES AND AGREES THAT THE AGREEMENT OF THE ADMINISTRATIVE AGENT AND THE LENDERS HEREUNDER (I) TO FORBEAR FROM EXERCISING THEIR DEFAULT-RELATED REMEDIES WITH RESPECT TO THE SPECIFIED DEFAULTS AND (II) TO PERMIT ADDITIONAL BORROWINGS UNDER SECTION 12 HEREOF, SHALL NOT CONSTITUTE A WAIVER OF SUCH SPECIFIED DEFAULTS AND THAT THE ADMINISTRATIVE AGENT AND THE LENDERS EXPRESSLY RESERVE ALL RIGHTS AND REMEDIES THAT THE ADMINISTRATIVE AGENT AND THE LENDERS NOW OR MAY IN THE FUTURE HAVE UNDER ANY OR ALL OF THE LOAN DOCUMENTS AND/OR APPLICABLE LAW IN CONNECTION WITH ALL DEFAULTS AND EVENTS OF DEFAULT (INCLUDING WITHOUT LIMITATION THE SPECIFIED DEFAULTS). THE BORROWER FURTHER ACKNOWLEDGES THAT AS A RESULT OF THE OCCURRENCE, AND DURING THE CONTINUATION, OF THE SPECIFIED DEFAULT DESCRIBED IN CLAUSE (I) OF THE DEFINITION OF "SPECIFIED DEFAULTS", THE BORROWER MAY NOT MAKE ANY PAYMENT OR DISTRIBUTION OF ANY KIND UPON OR IN RESPECT OF THE REFINANCING SUBORDINATED NOTES, ALL AS SET FORTH IN SECTION 10.4 OF THE INDENTURE DATED AS OF SEPTEMBER 23, 1997 BETWEEN THE BORROWER AND STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE (THE "REFINANCING INDENTURE").

         SECTION 12. ADDITIONAL BORROWINGS DURING FORBEARANCE PERIOD. (a) Notwithstanding the occurrence and continuation of the Specified Defaults and the consequent failure to satisfy certain conditions to ABR Revolving Borrowings under the Credit Agreement, the Borrower shall be permitted, subject to the other terms and conditions of the Credit Agreement and this Amendment No. 7, to continue to make ABR Revolving Borrowings during the Forbearance Period, PROVIDED that, after giving effect to such Borrowings, the Revolving Credit Exposure does not exceed the lesser of (i) $90,000,000 and (ii) the Available Amount PLUS the Deemed Foreign Asset Amount.

          (b) The agreement to permit ABR Revolving Borrowings to the extent set forth in paragraph (a) of this Section 12 shall not constitute a waiver of any failure to satisfy any condition to Borrowing resulting from a Default other than a Specified Default.

          (c) The Borrower acknowledges and agrees that, notwithstanding any Borrowing permitted under paragraph (a) of this Section 12, repayment of the Loans is overdue in the amount by which the Revolving Credit Exposure exceeds the Available Amount (the "OVERDUE AMOUNT").

         SECTION 13. APPLICABILITY OF DEFAULT INTEREST RATE DURING FORBEARANCE PERIOD. Notwithstanding (a) the increase in the interest rate and (b) the requirement of daily payment of interest on the Loans pursuant to
Section 2.12(c) of the Credit Agreement resulting from the Specified Defaults, during the Forbearance Period (x) the increase in interest rate and the daily compounding provided for in such subsection shall apply solely to the Overdue Amount and (y) interest on the Overdue Amount shall be payable on each Interest Payment Date for ABR Loans.

         SECTION 14. REPAYMENTS FROM CASH BALANCES. (a) The Borrower shall from time to time prepay (subject to paragraph (b) below) an aggregate principal amount of Revolving Loans in an amount equal to the excess (such excess, as of any date of determination, being the "EXCESS CASH AMOUNT"), if any, of (i) the amount of the Cash Balances of the Borrower outstanding over (ii) the sum of (x) the aggregate anticipated cash funding needs of the Borrower on such date of determination and the succeeding Business Day and (y) the lesser of $500,000 and the aggregate amount of cash required to be maintained on deposit as a minimum balance by the applicable financial institutions for the Borrower's disbursement accounts, payroll accounts, depository accounts, concentration accounts and sub-concentration accounts. For purposes hereof, "CASH BALANCES" means, as at any time of determination, the sum of the dollar amount of all money, currency, Permitted Investments and credit balances held or maintained by the Borrower and its affiliates.

          (b) Each prepayment required by paragraph (a) shall be made on the Business Day on which any excess Cash Balance that is required to be prepaid under such paragraph is outstanding. Notwithstanding the foregoing, if the aggregate principal amount of the Loans required to be prepaid on any date pursuant to this Section is less than $500,000, such prepayment shall be deferred until the aggregate principal amount of the Loans required to be prepaid pursuant to this Section (including such deferred amounts) is not less than $500,000.

         SECTION 15. GENERAL RELEASE. In consideration of, among other things, the forbearance provided for herein, the Borrower, on behalf of itself and its Subsidiaries and its and their successors and assigns (collectively, "RELEASORS"), hereby forever waives, releases and discharges to the fullest extent permitted by law any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), causes of action, demands, suits, costs, expenses and damages (collectively, the "CLAIMS"), that any Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against any or all of the Administrative Agent and any Lender and their respective affiliates, shareholders and "controlling persons" (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the "RELEASEES"), based in whole or in part on facts, whether or not now known, existing on or before the execution of this Agreement. Acceptance by the Borrower of any Loans or other financial accommodations made by the Administrative Agent or any Lender after the date hereof (including, without limitation, the accommodations contained in this Amendment No. 7 to Credit Agreement and Forbearance Agreement) shall constitute a ratification, adoption and confirmation by Releasors of the foregoing general release of all Claims against any Releasee which are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Loans or other financial accommodations. In entering into this Agreement, the Borrower has consulted with and been represented by counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the release set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of the Credit Agreement and the other Loan Documents and payment in full of all amounts owing thereunder.

         SECTION 16.  REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

          (a) Except as expressly set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement or any other Loan Document, and all rights of the Administrative Agent and the Lenders and all obligations of the Borrower thereunder, shall remain in full force and effect. The Borrower hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect.

          (b) Except as expressly provided herein, nothing contained in this Amendment and Forbearance Agreement and no action by, or inaction on the part of, any Lender or the Administrative Agent shall, or shall be deemed to, directly or indirectly (i) constitute a consent to or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Document, (ii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Document or, except as expressly set forth herein, of any right, power or remedy of the Administrative Agent or any Lender thereunder or (iii) constitute a course of dealing or other basis for altering any obligations of the Borrower under the Loan Documents or any other contract or instrument.

          (c) This Agreement shall constitute a Loan Document.

         SECTION 17. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the Lenders to execute and deliver this Amendment and Forbearance Agreement, the Borrower represents and warrants that:

          (a) This Amendment and Forbearance Agreement is within the Borrower's corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action. All documents and instruments in connection with this Agreement have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (b) This Amendment and Forbearance Agreement (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate in any material respect any applicable law or regulation or the charter, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (iii) will not violate or result in a default under the Refinancing Indenture, or any other agreement or other instrument binding upon the Borrower or any of its Subsidiaries or any of their respective assets and
(iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

          (c) On and as of the Amendment No. 7 Effective Date and after giving effect to this Amendment, (i) the representations and warranties of the Obligors set forth in the Loan Documents, including but not limited to the representation and warranty contained in Section 3.12 of the Credit Agreement but excluding the representation and warranty contained in Section 3.04(c) of the Credit Agreement, are true and correct and (ii) other than the Specified Defaults, no Default has occurred and is continuing.

         SECTION 18.  GOVERNING LAW.   This Agreement shall be governed by and
construed in accordance with the internal laws of the State of New York.

         SECTION 19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile transmission a signature page of this Agreement signed by such party, and any such facsimile signature shall be treated in all respects as having the same effect as an original signature.

         SECTION 20. SEVERABILITY. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

         SECTION 21. FURTHER ASSURANCES. The Borrower agrees to take all further actions and execute all further documents as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement.

         SECTION 22. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with Section 9.01 of the Credit Agreement.

         SECTION 23. EFFECTIVENESS. This Amendment and Forbearance Agreement shall become effective on the date (the "AMENDMENT NO. 7 EFFECTIVE DATE") on which the Administrative Agent shall have received:

          (a) from each of the Borrower and the Required Lenders, a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

          (b) a certificate of the chief financial officer of the Borrower certifying that the representations and warranties made by the Borrower pursuant to Section 17 of this Amendment and Forbearance Agreement are true and correct on and as of the date of this Agreement;

          (c) evidence satisfactory to it that the Borrower has paid in full all fees and expenses of the Administrative Agent payable pursuant to Section 9.03(a) of the Credit Agreement with respect to which the Borrower shall have received any invoice delivered to the Borrower at least one Business Day prior to the Amendment No. 7 Effective Date, it being understood that the failure of the Administrative Agent to have provided invoices with respect to such fees and expenses prior to the Amendment No. 7 Effective Date does not constitute a waiver of, or otherwise affect, the Administrative Agent's right to reimbursement for such fees and expenses;

          (d) payment in full of the amendment fee referred to in Section 2.11(f) of the Credit Agreement, in an amount equal to $150,000.00; and

          (e) payment in full of all interest and fees accrued under the Credit Agreement on or prior to March 10, 2000 other than interest accrued but not yet payable in respect of Eurodollar Loans.

         SECTION 24. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 25. NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns. No Person other than the parties hereto and any other Lender, and, in the case of Section 15 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights (other than the rights of the Releasees under Section 15 hereof and any other Lender) are hereby expressly disclaimed.

         IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment and Forbearance Agreement to be duly executed as of the date first above written.

                                      LAROCHE INDUSTRIES INC.

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      THE CHASE MANHATTAN BANK

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      HIBERNIA NATIONAL BANK

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      WACHOVIA BANK, N.A.

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      THE BANK OF NOVA SCOTIA

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      PNC BANK, NATIONAL ASSOCIATION

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      AMSOUTH BANK

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      BHF (USA) CAPITAL CORPORATION

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      COMERICA BANK

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      NATIONAL BANK OF CANADA

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      PARIBAS

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:


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